Exhibit 10.15a

Execution Version

Dated May 10th, 2011

KOIDU HOLDINGS S.A.

(as Borrower)

and

BSG RESOURCES LIMITED

(as Guarantor)

and

LAURELTON DIAMONDS, INC.

(as Original Lender)

AMENDMENT AGREEMENT RELATING TO A US$50,000,000

AMORTISING TERM LOAN FACILITY AGREEMENT

DATED 30 MARCH 2011

THIS AMENDMENT AGREEMENT (the “Amendment Agreement”) is dated May 10th, 2011 and made between:

(1)	KOIDU HOLDINGS S.A., a company incorporated in the British Virgin Islands with registered number 552189 and which is registered to carry on business in Sierra Leone under registration number C.F.(F) 8/2003 (the “Borrower”);

(2)	BSG RESOURCES LIMITED, a company incorporated in Guernsey with registered number 46565 (the “Guarantor”); and

(3)	LAURELTON DIAMONDS, INC., a company incorporated under the laws of the State of Delaware, United States of America with registered number 01-0715717 (the “Original Lender”).

WHEREAS:

(A)	The Borrower, the Guarantor and the Original Lender (collectively, the “Parties” and any one of them, a “Party”) have entered into a US$50,000,000 amortising term loan facility agreement dated 30 March 2011 (the “Facility Agreement”).

(B)	The Parties wish to amend the Facility Agreement on the terms and subject to the conditions set out in this Amendment Agreement.

It is agreed as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Amendment Agreement:

“Effective Date” means the date on which this Amendment Agreement has been executed and delivered by each of the Parties.

1.2	Incorporation of Defined Terms

(a)	Terms defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning in this Amendment Agreement.

(b)	The principles of construction set out in Clause 1.2 (Construction) of the Facility Agreement shall have effect as if set out in this Amendment Agreement mutatis mutandis.

(c)	This Amendment Agreement is intended to take effect as a deed notwithstanding that certain parties may have executed it under hand only.

1.3	Clauses

(a)	In this Amendment Agreement any reference to a “Clause” is, unless the context otherwise requires, a reference to a Clause to this Amendment Agreement.

(b)	Clause headings are for ease of reference only.

1.4	Third Party Rights

A person who is not a party to this Amendment Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Amendment Agreement.

1.5	Designation as Finance Document

In accordance with the Facility Agreement, the Parties designate this Amendment Agreement as a Finance Document.

2.	AMENDMENTS

With effect from the Effective Date the Facility Agreement shall be amended by deleting Clause 8.2 of the Facility Agreement and replacing it with the following:

“8.2	Payment of Interest

8.2.1	For each Interest Period that ends on or before the second anniversary of the date of this Agreement, all accrued interest on each Loan during each such Interest Period shall be capitalised and added to the principal amount of each such Loan on the last day of each such Interest Period.

8.2.2	For each Interest Period that ends after the second anniversary of the date of this Agreement, the Borrower shall pay accrued interest on each Loan on the last day of each such Interest Period.”

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing Obligations

The provisions of the Facility Agreement shall, save as amended hereby, continue in full force and effect.

3.2	Further Assurance

The Obligors shall do all such acts and things necessary to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

4.	CONFIRMATION

Confirmation of Guarantee

The Guarantor acknowledges the amendments to be effected by this Amendment Agreement and confirms its guarantee, indemnity and other obligations under Clause 14 (Guarantee and Indemnity) of the Facility Agreement shall continue in full force and effect and extend to all obligations of the Borrower under the Finance Documents in accordance with (and for the duration provided for) in Clause 14 (Guarantee and Indemnity) of the Facility Agreement notwithstanding the amendments effected by this Amendment Agreement.

5.	MISCELLANEOUS

5.1	Incorporation of Provisions

The provisions of Clause 25 (Notices), Clause 27 (Partial Invalidity) and Clause 33 (Arbitration) of the Facility Agreement shall be incorporated into this Amendment Agreement as if set out in full herein and as if references in those Clauses to “this Agreement” or “the Finance Documents” are references to this Amendment Agreement.

5.2	Counterparts

This Amendment Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Amendment Agreement by e-mail attachment or fax shall be an effective mode of delivery.

6.	GOVERNING LAW

This Amendment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

Executed as a deed and delivered on the date appearing at the beginning of this Amendment Agreement.

Execution Page

The Borrower

EXECUTED and DELIVERED	)
as a Deed by	)
)
Koidu Holdings S.A.	)
acting by its duly authorised director,	)
Margali Management Corp., acting by its	)
duly authorised representative	)
The Guarantor
SIGNED as a Deed by	)
)
for and on behalf of	)
BSG Resources Limited	)
acting by its duly authorised director(s))
Sandra Merloni-Horemans Director
Director

Director
The Original Lender

SIGNED by	)
)
for and on behalf of Laurelton Diamonds,	)
Inc.	)

[Signature Page to Amendment Agreement]

Execution Page

The Borrower

EXECUTED and DELIVERED	)
as a Deed by	)
)
Koidu Holdings S.A.	)
acting by its duly authorised director,	)
Margali Management Corp., acting by its	)
duly authorised representative	)

The Guarantor

SIGNED as a Deed by	)
)
for and on behalf of	)
BSG Resources Limited	)
acting by its duly authorised director(s))
David Michael Clark	Director

Director

The Original Lender

SIGNED by	)
)
for and on behalf of Laurelton Diamonds,	)
Inc.	)

[Signature Page to Amendment Agreement]

Execution Page

The Borrower

EXECUTED and DELIVERED	)
as a Deed by	)
)
Koidu Holdings S.A.	)
acting by its duly authorised director,	)
Margali Management Corp., acting by its	)
duly authorised representative	)

The Guarantor

SIGNED as a Deed by	)
)
for and on behalf of	)
BSG Resources Limited	)
acting by its duly authorised director(s))

Director

Director

The Original Lender
SIGNED by	)
)
for and on behalf of Laurelton Diamonds,	)
Inc.	)

James N. Fernandez Vice President

[Signature Page to Amendment Agreement]